Equitable Financial Life Insurance Company

Supplement Dated May 1, 2023 to the current statutory prospectuses and updating summary prospectuses for:

Retirement Cornerstone® Series	Retirement Cornerstone® Series 12.0

This Supplement modifies certain information in the above-referenced prospectuses and updating summary prospectuses (together the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectuses and updating summary prospectuses are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

The following hereby amends the current expense in “Appendix: Portfolio Companies available under the contract” for the following fund:

Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses
AB VPS Balanced Hedged Allocation Portfolio — AllianceBernstein L.P.	0.98%
BlackRock Global Allocation V.I. Fund — BlackRock Advisers, LLC; BlackRock (Singapore) Limited	1.01%^

RC 1, RC 11, RC 12 In Force	Cat #800036 (5/23)
#224589